DEER PARK TOTAL RETURN CREDIT FUND

Class A	Ticker: DPFAX
Class C	Ticker: DPFCX
Class I	Ticker: DPFNX

(a series of Northern Lights Fund Trust)

Supplement dated June 4, 2020 to the Prospectus and

Statement of Additional Information dated January 28, 2020

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Effective July 1, 2020, the following change has been made.

The first sentence in the second paragraph under the section entitled: “Tax Status, Dividends and Distributions” located on page 19 of the Prospectus has been replaced with the following:

The Fund intends to distribute substantially all of its net investment income on a monthly basis and net capital gains at least annually.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 28, 2020. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501.

Please retain this Supplement for future reference.